Prepayments, Deposits and Other Assets, Net	12 Months Ended
Jun. 30, 2025
Prepayments, Deposits and Other Assets, Net [Abstract]
PREPAYMENTS, DEPOSITS AND OTHER ASSETS, NET

NOTE 5 – PREPAYMENTS, DEPOSITS AND OTHER ASSETS, NET

Prepayments, deposits and other assets, net consisted of the following:

	As of June 30,
	2025	2024
Prepaid expenses*	1,106,120	901,567
Contract assets	320,348	690,554
Advances and deposits to suppliers*	756,241	968,151
Deferred contract costs**	5,027,030	726,691
Note receivables	335,193	1,376,357
Advances to employees	371,799	408,480
Prepaid VAT	8,359	59,647
Less: allowance for credit losses	(1,764)	(39,266)
Total	7,923,326	5,092,181
Less: non-current portion	(481,761)	(594,603)
Prepayments, deposits and other assets – current portion	7,441,565	4,497,578

*	Prepaid expenses, advances and deposits to suppliers primarily consist of advances and deposits to suppliers for purchasing goods or services that have not been received or provided.

**	Deferred contract costs represent incremental costs incurred in connection with obtaining or fulfilling customer contracts that are expected to be recoverable. The increase in deferred contract costs is primarily due to an increased number of revenue contracts which the performance obligation was not satisfied as of June 30, 2025.

The movement of the allowance for credit losses is as follows:

	For the year ended
	2025	2024
Balance at beginning of the year	39,266	7,316
Provision for other receivable and contract assets	5,151	31,900
Recovery of other receivable and contract assets	(42,955)	-
Foreign currency translation adjustment	302	50
Balance at end of the year	1,764	39,266